SERVICE PACKAGE NO. 1626



                               GAS STORAGE CONTRACT
                         (For Use Under Rate Schedule FS)

   This Contract is made as of the 1st day of December, 1994, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and CONNECTICUT NATURAL GAS CORP, a CONNECTICUT Corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."

                          ARTICLE I - SCOPE OF AGREEMENT

   Following the commencement of service hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 4,067 dekatherms (Dth) and Maximum Storage Quantity (MSQ) of 610,003 (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 13,826 Dth; provided however, that when Shipper's storage balance is equal to or less than 30% of the MSQ but greater than 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 8,574 Dth; and provided further, that when Shipper's storage balance is less than or equal to 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 5,099 Dth. For demand charge purposes, the MDWQ for balances greater than 30% of the MSQ shall be used.

                            ARTICLE II - SERVICE POINT

   The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Agreement shall be at the storage service point at Transporter's Compressor Station 313.

                                ARTICLE III - PRICE

   1. Shipper agrees to pay Transporter for all natural gas storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's Tariff as filed with the Federal Energy Regulatory Commission.

   2. Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

   3.  Shipper agrees that Transporter shall have the unilateral right to file

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                                                    SERVICE PACKAGE NO. 1626



       with the appropriate regulatory authority and make changes effective in
       (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

         ARTICLE IV - INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS

   This agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).

                           ARTICLE V - TERM OF AGREEMENT

   This Agreement shall be effective as of the December 1, 1994 and shall remain in force and effect until November 1, 2000, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

   This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accordance with the terms and conditions of
   Article VI of the General Terms and Conditions of Transporters Tariff.

                               ARTICLE VI - NOTICES

   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:


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                                                    SERVICE PACKAGE NO. 1626



                     TRANSPORTER:  TENNESSEE GAS PIPELINE COMPANY
                                   P. O. Box 2511
                                   Houston, Texas  77252-2511

                                   Attention:  Transportation Marketing

                     SHIPPER:

                     NOTICES:  CONNECTICUT NATURAL GAS CORP
                               100 COLUMBUS BLVD
                               HARTFORD, CT  06144

                               Attention:  John P. Rudiak


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                                                     SERVICE PACKAGE NO. 1626



                     BILLING:  CONNECTICUT NATURAL GAS CORP
                               100 COLUMBUS BLVD
                               HARTFORD, CT  06144

                               Attention:  Patricia Hatch

   or to such other address as either Party shall designate by formal written notice to the other.

                             ARTICLE VII - ASSIGNMENT

   Any company which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement.
   Otherwise no assignment of the Agreement or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.

   It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either Party to the Agreement from pledging or mortgaging its rights thereunder as security for its indebtedness.

                           ARTICLE VIII - MISCELLANEOUS

   8.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to doctrines governing choice of law.

   8.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   8.3 Unless otherwise expressly provided in this Agreement or Transporter's Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for change through the TENN-SPEED(R) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

   8.4 Transporter and Shipper agree that this Agreement, as of the date hereof, shall supersede and cancel the following Agreement(s) between the Parties hereto:


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                                                     SERVICE PACKAGE NO. 1626


   IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.

   TENNESSEE GAS PIPELINE COMPANY


   BY:  L. C. Kaestner
       --------------------------
       Agent and Attorney-in-fact

   DATE:  April 11, 1996
         ------------------------

   CONNECTICUT NATURAL GAS CORP


   BY:  Edna M. Karanian
       ----------------------------

   TITLE:  Assistant Vice President
          -------------------------

   DATE:  March 19, 1996
         --------------------------



                                                    GAS STORAGE SERVICE AGREEMENT

                                                             EXHIBIT "A"
                                               TO FIRM GAS STORAGE SERVICE AGREEMENT
                                                       DATED DECEMBER 1, 1994
                                                               BETWEEN
                                                   TENNESSEE GAS PIPELINE COMPANY
                                                                 AND
                                                    CONNECTICUT NATURAL GAS CORP


   SERVICE PACKAGE MSQ:  610,003 Dth
   MAXIMUM DAILY WITHDRAWAL QUANTITY: 4,067 Dth

   MAXIMUM DAILY WITHDRAWAL QUANTITY (MDWQ):

   STORAGE BALANCE              STORAGE BALANCE               MAXIMUM DAILY WITHDRAWAL
       FROM DTH                      TO DTH                         QUANTITY DTH

       183,002                      610,003                           13,826  Ratchet 0
       122,002                      183,001                            8,574  Ratchet 1
             0                      122,001                            5,099  Ratchet 2



   SERVICE POINT:  Compressor Station 313
   INJECTION METER:  060018 TGP-NORTHERN STORAGE INJECTION
   WITHDRAWAL METER:  070018 TGP-NORTHERN STORAGE WITHDRAWAL


                                                                     STORAGE    STORAGE     MDIQ
   METER  METER NAME                      COUNTY ST ZONE I/W  LEG BALANCE FROM BALANCE TO   MDWQ

   060018 TGP-NORTHERN STORAGE INJECTION  POTTER PA  04   I   300                           4,067



   070018 TGP-NORTHERN STORAGE WITHDRAWAL POTTER PA  04   W   300    183,002    610,003    13,826  Ratchet 0
                                                                     122,002    183,001     8,574  Ratchet 1
                                                                         0      122,001     5,099  Ratchet 2



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